FIRST AMENDED AND RESTATED
                        AGREEMENT AND DECLARATION OF
                   TRUST OF VAN KAMPEN AMERICAN CAPITAL
                        WORLD PORTFOLIO SERIES TRUST
                                Dated:  June 21, 1995
                        FIRST AMENDED AND RESTATED
                   AGREEMENT AND DECLARATION OF TRUST

                                Index

RECITALS        ......................................................... 1

ARTICLE I       THE TRUST ................................................2

SECTION 1.1     Name .....................................................2

SECTION 1.2.    Location .................................................2

SECTION 1.3.    Nature of Trust ..........................................2

SECTION 1.4.    Definitions ..............................................2

SECTION 1.5.    Real Property to be Converted into Personal Property .....5

ARTICLE 2       PURPOSE OF THE TRUST .....................................5

ARTICLE 3       POWERS OF THE TRUSTEES ...................................6

SECTION 3.1.    Powers in General ........................................6
(a)     Investments ......................................................7
(b)     Disposition of Assets ............................................7
(c)     Ownership Powers .................................................7
(d)     Form of Holding ..................................................7
(e)     Reorganization, etc. .............................................7
(f)     Voting Trusts, etc. ..............................................7
(g)     Contracts, etc. ..................................................8
(h)     Guarantees, etc. .................................................8
(i)     Partnerships, etc. ...............................................8
(j)     Insurance ........................................................8
(k)     Pensions, etc. ...................................................8
(I)     Power of Collection and Litigation ...............................8
(m)     Issuance and Repurchase of Shares ................................9
(n)     Offices ..........................................................9
(o)     Expenses .........................................................9
(p)     Agents, etc. .....................................................9
(q)     Accounts .........................................................9
(r)     Valuation ........................................................9
(s)     Indemnification ..................................................9
(t)     General ..........................................................9
SECTION 3.2.    Borrowings; Financings; Issuance of Securities ...........10
                                    i
SECTION 3.3.    Deposits .................................................10

SECTION 3.4.    Allocations ..............................................10

SECTION 3.5.    Further Powers; Limitations ..............................10

ARTICLE 4       TRUSTEES AND OFFICERS ....................................11

SECTION 4.1.    Number, Designation, Election, Term, etc. ................11
(a)     Initial Trustee ..................................................11
(b)     Number ...........................................................11
(c)     Election and Term ................................................11
(d)     Resignation and Retirement .......................................12
(e)     Removal ..........................................................12
(f)     Vacancies ........................................................12
(g)     Acceptance of Trusts .............................................12
(h)     Effect of Death, Resignation, etc. ...............................12
(i)     Conveyance .......................................................12
(j)     No Accounting ....................................................13

SECTION 4.2.    Trustees' Meetings; Participation by Telephone, etc. .....13

SECTION 4.3.    Committees; Delegation ...................................13

SECTION 4.4.    Officers .................................................13

SECTION 4.5.    Compensation of Trustees and Officers ....................13

SECTION 4.6.    Ownership of Shares and Securities of the Trust ..........14

SECTION 4.7. Right of Trustees and Officers to Own Property or to Engage in Business; Authority of Trustees to Permit Others to Do
                Likewise ..................................................14

SECTION 4.8.    Reliance on Experts .......................................14

SECTION 4.9.    Surety Bonds ..............................................15

SECTION 4.10.   Apparent Authority of Trustees and Officers ...............15

SECTION 4.11.   Other Relationships Not Prohibited ........................15

SECTION 4.12.   Payment of Trust Expenses .................................15

SECTION 4.13.   0wnership of the Trust Property ...........................16








                                   ii
SECTION 4.14.   By-Laws ...................................................16

ARTICLE 5       DELEGATION OF MANAGERIAL RESPONSIBILITIES .................16
SECTION 5.1.    Appointment; Action by Less than All Trustees .............16
SECTION 5.2.    Certain Contracts .........................................16
(a)     Advisory ..........................................................17
(b)     Administration ....................................................17
(c)     Underwriting ......................................................17
(d)     Custodian .........................................................17
(e)     Transfer and Dividend Disbursing Agent ............................18
(f)     Shareholder Servicing .............................................18
(g)     Accounting ........................................................18

Section 5.3.    Distribution Arrangements .................................18

Section 5.4.    Service Arrangements ......................................18

ARTICLE 6       SERIES AND SHARES .........................................18

SECTION 6.1.    Description of Series and Shares ..........................18
(a)     General ...........................................................18
(b)     Establishment, etc. of Series; Authorization of Shares ............19
(c)     Character of Separate Series and Shares Thereof ...................19
(d)     Consideration for Shares ..........................................19
(e)     Assets Belonging to Series ........................................20
(f)     Liabilities of Series .............................................20
(g)     Dividends .........................................................20
(h)     Liquidation .......................................................21
(i)     Voting ............................................................21
(j)     Redemption by Shareholder .........................................21
(k)     Redemption at the Option of the Trust .............................22
(I)     Net Asset Value ...................................................22
(m)     Transfer ..........................................................22
(n)     Equality ..........................................................23
(o)     Rights of Fractional Shares .......................................23
(p)     Conversion Rights .................................................23

SECTION 6.2.  Ownership of Shares .........................................24
SECTION 6.3.  Investments in the Trust.....................................24

SECTION 6.4.  No Pre-emptive Rights....................................... 24









                                   iii
SECTION 6.5.    Status of Shares .........................................24

ARTICLE 7       SHAREHOLDERS' VOTING POWERS AND MEETINGS .................24

SECTION 7.1.    Voting Powers ............................................24

SECTION 7.2.    Number of Votes and Manner of Voting; Proxies ............25

SECTION 7.3.    Meetings .................................................25

SECTION 7.4.    Record Dates .............................................26

SECTION 7.5.    Quorum and Required Vote .................................26

SECTION 7.6.    Action by Written Consent ................................26

SECTION 7.7.    Inspection of Records ....................................27

SECTION 7.8.    Additional Provisions ....................................27
ARTICLE 8       LIMITATION OF LIABILITY; INDEMNIFICATION .................27
SECTION 8.1.    Trustees, Shareholders, etc. Not Personally Liable; Notice27
SECTION 8.2.    Trustees' Good Faith Action; Expert Advice; No Bond
                or Surety  ...............................................27
SECTION      8.3.Indemnification of Shareholders......................... 28

SECTION 8.4.    Indemnification of Trustees, Officers, etc. ..............28

SECTION 8.5.    Compromise Payment .......................................29

SECTION 8.6.    Indemnification Not Exclusive, etc. ......................29

SECTION 8.7.    Liability of Third Persons Dealing with Trustees .........29

ARTICLE 9       DURATION; REORGANIZATION; INCORPORATION; AMENDMENTS ......30

SECTION 9.1.    Duration of Trust ........................................30

SECTION 9.2.    Termination of Trust .....................................30

SECTION 9.3.    Reorganization ...........................................30

SECTION 9.4.    Incorporation  ...........................................31

                                   iv
SECTION 9.5.  Amendments; etc. ...........................................31

SECTION 9.6.  Filing of Copies of Declaration and Amendments .............31

ARTICLE 10    MISCELLANEOUS ..............................................32
SECTION 10.1. Notices...................................................  32
SECTION 10.2.Governing Law .............................................  32
SECTION 10.3. Counterparts  ............................................  32

SECTION 10.4. Reliance by Third Parties ..................................32
SECTION 10.5. References; Headings .....................................  32
SECTION 10.6. Provisions in Conflict With Law or Regulation ............  32
SECTION 10.7. Use of the Name "Van Kampen American Capital" ............  33
Signature...............................................................  34

Acknowledgments  ....................................................     35


                                    v

                      AGREEMENT AND DECLARATION OF


                                      TRUST OF


           VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST As


                 amended and restated as of June 21, 1995


        This CONSENT TO AMENDMENT AND RESTATEMENT, made as of this 21st day of June, 1995, by the Trustees whose signatures are set forth below:
                     W I T N E S S E T H   T H A T:

        WHEREAS, the AGREEMENT AND DECLARATION OF TRUST of Van Kampen American Capital World Portfolio Series Trust, a trust organized as a business trust under Delaware law (the "Trust"), was signed and delivered on May 10, 1995, by Van Kampen American Capital, Inc. as Settlor (the "Settlor"), and Ronald A. Nyberg as trustee (the "Initial Trustee"), in the city of Oakbrook Terrace, Illinois; and

        WHEREAS, a Certificate of Trust relating to the Trust was thereafter filed in the offices of the Secretary of State of the State of Delaware; and

        WHEREAS, Article IX, Sections 9.5 and 9.6 of the Declaration provide certain procedures for the amendment and restatement thereof; and

        WHEREAS, the Trustees have determined that it is desirable and in the best interests of the Trust and the Shareholders that the Declaration be amended and restated as herein provided.

        NOW, THEREFORE, the undersigned, being at least a Majority of the Trustees, do hereby consent, pursuant to Section 9.5 of the Declaration, to the first amendment and restatement of the Agreement and Declaration of Trust, and hereby declare, for the benefit of all Persons who shall hereafter become holders of Shares of the Trust (or of any Series thereof), that the Trustees will hold the sum delivered to the Initial Trustee upon his execution of the Declaration, and all other and further cash, securities and other property of every type and description which they may in any way acquire in their capacity as such Trustees, together with the income therefrom and the proceeds thereof, IN TRUST NEVERTHELESS, to manage and dispose of the same for the benefit of the holders from time to time of the Shares being issued and to be issued hereunder and in the manner and subject to the provisions hereof, to wit:

                                    1
                                ARTICLE I

THE TRUST

SECTION 1.1 Name. The name of the Trust shall be

       "VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST"

and so far as may be practicable, the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever used in this Agreement and Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees in their capacity as Trustees, and not individually or personally, and shall not refer to the officers, agents or employees of the Trust or of such Trustees, or to the holders of the Shares of the Trust or any
Series. If the Trustees determine that the use of such name is not practicable, legal or convenient at any time or in any jurisdiction, or if the Trust is required to discontinue the use of such name pursuant to Section
10.7 hereof, then subject to that Section, the Trustees may use such other designation, or they may adopt such other name for the Trust as they deem proper, and the Trust may hold property and conduct its activities under such designation or name.
        SECTION 1.2. Location. The Trust shall maintain a registered office in the State of Delaware and may have such other offices or places of business as the Trustees may from time to time determine to be necessary or expedient.
        SECTION 1.3. Nature of Trust. The Trust shall be a trust with transferable shares under the laws of The State of Delaware, of the type defined in Title 12, Chapter 38, Section 3801 of the Delaware Code as a business trust. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company. The Shareholders shall be beneficiaries and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder.
        SECTION 1.4. Definitions. As used in this Agreement and Declaration of Trust, the following terms shall have the meanings set forth below unless the context thereof otherwise requires:
        "Accounting Agent" shall have the meaning designated in Section 5.2(g) hereof.
        "Administrator" shall have the meaning designated in Section 5.2(b) hereof.
        "Affiliated Person" shall have the meaning assigned to it in the 1940
Act.
        "By-Laws" shall mean the By-Laws of the Trust, as amended from time to time.
    "Certificate of Designation" shall have the meaning designated in
Section 6.1 hereof.

    "Certificate of Termination" shall have the meaning designated in
Section 6.1 hereof.

        "Class" or "Classes" shall mean, with respect to the Trust (of any Series thereof), any unissued Shares of the Trust (or such Series) in respect of which the Trustees shall from time to time fix and determine any special provisions relating to sales charges, any rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on

                                    2
liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the Shareholders of such Class shall have separate voting rights or no voting rights.

      "Commission" shall have the same meaning as in the 1940 Act.

        "Contracting Party" shall have the meaning designated in the preamble to Section 5.2 hereof.

        "Conversion Date" shall mean with respect to Shares of any Class that are convertible automatically into Shares of any other Class of the Trust (or Series thereof) the date fixed by the Trustees for such conversion.

    "Covered Person" shall have the meaning designated in Section 8.4 hereof.

        "Custodian" shall have the meaning designated in Section 5.2(d) hereof.

        "Declaration" and "Declaration of Trust" shall mean this Agreement and Declaration of Trust and all amendments or modifications thereof as from time to time in effect. This Agreement and Declaration of Trust is the "governing instrument" of the Trust within the meaning of the laws of the State of Delaware with respect to Delaware Business Trusts. References in this Agreement and Declaration of Trust to "hereof", "herein" and "hereunder" shall be deemed to refer to the Declaration of Trust generally, and shall not be limited to the particular text, Article or Section in which such words appear.

        "Disabling Conduct" shall have the meaning designated in Section 8.4 hereof.

    "Distributor" shall have the meaning designated in Section 5.2(c) hereof.

    "Dividend Disbursing Agent" shall have the meaning designated in
Section 5.2(e) hereof.

    "General Items" shall have the meaning defined in Section 6.2(a) hereof.

    "Initial Trustee" shall have the meaning defined in the preamble hereto.

        "Investment Advisor" shall have the meaning defined in Section 5.2(a) hereof.

        "Majority of the Trustees" shall mean a majority of the Trustees in office at the time in question. At any time at which there shall be only one
(1) Trustee in office, such term shall mean such Trustee.

        "Majority Shareholder Vote," as used with respect to (a) the election of any Trustee at a meeting of Shareholders, shall mean the vote for the election of such Trustee of a plurality of all outstanding Shares of the Trust, without regard to Series, represented in person or by proxy and entitled to vote thereon, provided that a quorum (as determined in accordance with the By-Laws) is present, (b) any other action required or permitted to be taken by Shareholders, shall mean the vote for such action of the holders of that majority of all outstanding Shares (or, where a separate vote of Shares of any particular Series is to be taken, the affirmative vote of that majority of the outstanding Shares of that Series) of the Trust which consists of: (i) a majority of all Shares (or of Shares of the particular Series) represented in person or by proxy and entitled to vote on such action at the meeting of Shareholders at which such action is to be taken, provided that a quorum (as determined in accordance with the By-Laws) is present; or
(ii) if such action is to be taken by written consent of Shareholders, a majority of all Shares (or of Shares of the particular Series) issued and outstanding and entitled to vote on such action; provided that (iii) as used

                                    3
with respect to any action requiring the affirmative vote of "a majority of the outstanding voting securities," as the quoted phrase is defined in the 1940 Act, of the Trust or of any Series, "Majority Shareholder Vote" means the vote for such action at a meeting of Shareholders of the smallest majority of all outstanding Shares of the Trust (or of Shares of the particular Series) entitled to vote on such action which satisfies such 1940 Act voting requirement.

        "1940 Act" shall mean the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder, both as amended from time to time, and any order or orders thereunder which may from time to time be applicable to the Trust.

        "Person" shall mean and include individuals, as well as corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, banks, trust companies, land trusts, business trusts or other organizations established under the laws of any jurisdiction, whether or not considered to be legal entities, and governments and agencies and political subdivisions thereof.

        "Principal Underwriter" shall have the meaning designated in Section 5.2(c) hereof.

        "Prospectus," as used with respect to the Trust (or the Shares of a particular Series), shall mean the prospectus relating to the Trust (or such Series) which constitutes part of the currently effective Registration Statement of the Trust under the Securities Act of 1933, as such prospectus may be amended or supplemented from time to time.

        "Securities" shall have the same meaning ascribed to that term in the Securities Act of 1993.

        "Series" shall mean one or more of the series of Shares authorized by the Trustees to represent the beneficial interest in one or more separate components of the assets of the Trust which are now or hereafter established and designated under or in accordance with the provisions of Article 6 hereof.

    "Settlor" shall have the meaning defined in the preamble hereto.

        "Shareholder" shall mean as of any particular time any Person shown of record at such time on the books of the Trust as a holder of outstanding Shares of any Series, and shall include a pledgee into whose name any such Shares are transferred in pledge.

        "Shareholder Servicing Agent" shall have the meaning designated in
Section 5.2(f) hereof.

        "Shares" shall mean the transferable units into which the beneficial interest in the Trust and each Series of the Trust (as the context may require) shall be divided from time to time, and includes fractions of Shares as well as whole Shares. All references herein to "Shares" which are not accompanied by a reference to any particular Series or Class shall be deemed to apply to outstanding Shares without regard to Series or Class.

        "Single Class Voting," as used with respect to any matter to be acted upon at a meeting or by written consent of Shareholders, shall mean a style of voting in which each holder of one or more Shares shall be entitled to one vote on the matter in question for each Share standing in his name on the records of the Trust, irrespective of Series or Class of a Series, and all outstanding Shares of all Series vote as a single class.

                                    4
        "Statement of Additional Information," as used with respect to the Trust (or any Series), shall mean the statement of additional information relating to the Trust (or such Series) which constitutes part of the currently effective Registration Statement of the Trust under the Securities Act of 1933, as such statement of additional information may be amended or supplemented from time to time.

    "Transfer Agent" shall have the meaning defined in Section 5.2(e) hereof.

        "Trust" shall mean the trust named in Section 1.1 hereof.

        "Trust Property" shall mean, as of any particular time, any and all property which shall have been transferred, conveyed or paid to the Trust or the Trustees, and all interest, dividends, income, earnings, profits and gains therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and which at such time is owned or held by, or for the account of, the Trust or the Trustees, without regard to the Series to which such property is allocated.
        "Trustees" shall mean, collectively, the Initial Trustee, so long as he shall continue in office, and all other individuals who at the time in question have been duly elected or appointed as Trustees of the Trust in accordance with the provisions hereof and who have qualified and are then in office. At any time at which there shall be only one (I) Trustee in office, such term shall mean such single Trustee.
        SECTION 1.5. Real Property to be Converted into Personal Property. Notwithstanding any other provision hereof, any real property at any time forming part of the Trust Property shall be held in trust for sale and conversion into personal property at such time or times and in such manner and upon such terms as the Trustees shall approve, but the Trustees shall have power until the termination of this Trust to postpone such conversion as long as they in their uncontrolled discretion shall think fit, and for the purpose of determining the nature of the interest of the Shareholders therein, all such real property shall at all times be considered as personal property.


                                ARTICLE 2

                          PURPOSE OF THE TRUST


        The purpose of the Trust shall be to (a) manage, conduct, operate and carry on the business of an investment company; (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to Securities of any type whatsoever, whether equity or nonequity, of any issuer, evidences of indebtedness of any person and any other rights, interest, instruments or property of any sort to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investment of every kind and description, including without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

                                    5
                                ARTICLE 3

                         POWERS OF THE TRUSTEES

        SECTION 3.1. Powers in General. The Trustees shall have, without other or further authorization, full, entire, exclusive and absolute power, control and authority over, and management of, the business of the Trust and over the Trust Property, to the same extent as if the Trustees were the sole owners of the business and property of the Trust in their own right, and with such powers of delegation as may be permitted by this Declaration, subject only to such limitations as may be expressly imposed by this Declaration of Trust or by applicable law. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid power or authority or any specific power or authority. Without limiting the foregoing; they may select, and from time to time change, the fiscal year of the Trust; they may adopt and use a seal for the Trust, provided that unless otherwise required by the Trustees, it shall not be necessary to place the seal upon, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust; they may from time to time in accordance with the provisions of Section 6.1 hereof establish one or more Series to which they may allocate such of the Trust Property, subject to such liabilities, as they shall deem appropriate, each such Series to be operated by the Trustees as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes, all as established by the Trustees, or from time to time changed by them; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee; they may appoint from their own number, and terminate, any one or more committees consisting of one or more Trustees, including without implied limitation an Executive Committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 5.2 they may employ one or more Investment Advisers, Administrators and Custodians and may authorize any such service provider to employ one or more other or service providers and to deposit all or any part of such assets in a system or systems for the central handling of Securities, retain Transfer, Dividend Disbursing, Accounting or Shareholder Servicing Agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more Distributors, Principal Underwriters or otherwise, set record dates or times for the determination of Shareholders entitled to participate in, benefit from or act with respect to various matters; and in general they may delegate to any officer of the Trust, to any Committee of the Trustees and to any employee, Investment Adviser, Administrator, Distributor, Custodian, Transfer Agent, Dividend Disbursing Agent, or any other agent or consultant of the Trust, such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees. Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:
        (a) Investments. To subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to Securities of any type whatsoever, whether equity or nonequity, of any issuer, evidences of indebtedness of any person and any other rights, interest, instruments or property of any sort, to exercise any and all rights, powers and privileges of ownership or
                                    6
interest in respect of any and all such investments of every kind and description, including without limitation the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments, in every case without being limited by any law limiting the investments which may be made by fiduciaries;
        (b) Disposition of Assets. Upon such terms and conditions as they deem best, to lend, sell, exchange, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of, and to trade in, any and all of the Trust Property, free and clear of all trusts, for cash or on terms, with or without advertisement, and on such terms as to payment, security or otherwise, all as they shall deem necessary or expedient;
        (c) Ownership Powers. To vote or give assent, or exercise any and all other rights, powers and privileges of ownership with respect to, and to perform any and all duties and obligations as owners of, any Securities or other property forming part of the Trust Property, the same as any individual might do; to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of Securities, and to receive powers of attorney from, and to execute and deliver proxies or powers of attorney to, such Person or Persons as the Trustees shall deem proper, receiving from or granting to such Person or Persons such power and discretion with relation to Securities or other property of the Trust, all as the Trustees shall deem proper;
        (d) Form of Holding. To hold any Security or other property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust, or of the Series to which such Securities or property belong, or in the name of a Custodian, subcustodian or other nominee or nominees, or otherwise, upon such terms, in such manner or with such powers, as the Trustees may determine, and with or without indicating any trust or the interest of the Trustees therein;

        (e) Reorganizations etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any Security of which is or was held in the Trust or any Series; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any Security forming part of the Trust Property;

        (f) Voting Trusts, etc. To join with other holders of any Securities in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any Security with, or transfer any Security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any Security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

      (g) Contracts. etc. To enter into, make and perform all such obligations, contracts, agreements and undertakings of every kind and description, with any Person or Persons, as the Trustees shall in their discretion deem expedient in the conduct of the business of the Trust, for such terms as they shall see fit, whether or not extending beyond the term of office of the Trustees, or beyond the possible expiration of the Trust; to amend, extend, release or cancel any such obligations, contracts, agreements or understandings; and to execute, acknowledge, deliver and record all written instruments which they may deem necessary or expedient in the exercise of their powers;

        (h) Guarantees. etc. To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

                                    7
and to mortgage and pledge the Trust Property or any part thereof to secure any of or all such obligations;

        (i) Partnerships, etc. To enter into joint ventures, general or limited partnerships and any other combinations or association;

        (j) Insurance. To purchase and pay for entirely out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, Investment Advisers, managers, Administrators, Distributors, Principal Underwriters, or other independent contractors, or any thereof (or any Person connected therewith), of the Trust, individually, against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person in any such capacity, whether or not the Trust would have the power to indemnify such Person against such liability;

        (k) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit sharing, share bonus, share purchase, savings, thrift, deferred compensation and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

        (I) Power of Collection and Litigation. To collect, sue for and receive all sums of money coming due to the Trust, to employ counsel, and to commence, engage in, prosecute, intervene in, join, defend, compound, compromise, adjust or abandon, in the name of the Trust, any and all actions, suits, proceedings, disputes, claims, controversies, demands or other litigation or legal proceedings relating to the Trust, the business of the Trust, the Trust Property, or the Trustees, officers, employees, agents and other independent contractors of the Trust, in their capacity as such, at law or in equity, or before any other bodies or tribunals, and to compromise, arbitrate or otherwise adjust any dispute to which the Trust may be a party, whether or not any suit is commenced or any claim shall have been made or asserted. Except to the extent required for a Delaware Business Trust, the Shareholders shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders.

        (m) Issuance and Repurchase of Shares. To authorize, issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares of any Series, and, subject to
Article 6 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares of any Series, any of the assets belonging to the Series to which such Shares relate, whether constituting capital or surplus or otherwise, to the full extent now or hereafter permitted by applicable law; provided that any Shares belonging to the Trust shall not be voted, directly or indirectly;

        (n) Offices. To have one or more offices, and to carry on all or any of the operations and business of the Trust, in any of the States, Districts or Territories of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory or country;

                                    8
        (o) Expenses. To incur and pay any and all such expenses and charges as they may deem advisable (including without limitation appropriate fees to themselves as Trustees), and to pay all such sums of money for which they may be held liable by way of damages, penalty, fine or otherwise;

    (p) Agents, etc. To retain and employ any and all such servants, agents, employees, attorneys, brokers, Investment Advisers, accountants, architects, engineers, builders, escrow agents, depositories, consultants, ancillary trustees, custodians, agents for collection, insurers, banks and officers, as they think best for the business of the Trust or any Series, to supervise and direct the acts of any of the same, and to fix and pay their compensation and define their duties;

        (q) Accounts. To determine, and from time to time change, the method or form in which the accounts of the Trust or any Series shall be kept;

        (r) Valuation. Subject to the requirements of the 1940 Act, to determine from time to time the value of all or any part of the Trust Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Property in accordance with such appraisals or other information as is, in the Trustees' sole judgment, necessary and satisfactory;

    (s) Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine; and

        (t) General. Subject to the fundamental policies in effect from time to time with respect to the Trust, to do all such other acts and things and to conduct, operate, carry on and engage in such other lawful businesses or business activities as they shall in their sole and absolute discretion consider to be incidental to the business of the Trust or any Series as an investment company, and to exercise all powers which they shall in their discretion consider necessary, useful or appropriate to carry on the business of the Trust or any Series, to promote any of the purposes for which the Trust is formed, whether or not such things are specifically mentioned herein, in order to protect or promote the interests of the Trust or any Series, or otherwise to carry out the provisions of this Declaration.

        SECTION 3.2. Borrowings; Financings: Issuance of Securities. The Trustees have power, subject to the fundamental policies in effect from time to time with respect to the Trust, to borrow or in any other manner raise such sum or sums of money, and to incur such other indebtedness for goods or services, or for or in connection with the purchase or other acquisition of property, as they shall deem advisable for the purposes of the Trust, in any manner and on any terms, and to evidence the same by negotiable or nonnegotiable Securities which may mature at any time or times, even beyond the possible date of termination of the Trust; to issue Securities of any type for such cash, property, services or other considerations, and at such time or times and upon such terms, as they may deem advisable; and to reacquire any such Securities. Any such Securities of the Trust may, at the discretion of the Trustees, be made convertible into Shares of any Series, or may evidence the right to purchase, subscribe for or otherwise acquire Shares of any Series, at such times and on such terms as the Trustees may prescribe.

        SECTION 3.3. Deposits. Subject to the requirements of the 1940 Act, the Trustees shall have power to deposit any moneys or Securities included in the Trust Property with any one or more banks, trust companies or other banking institutions, whether or not such deposits will draw interest. Such deposits

                                    9
are to be subject to withdrawal in such manner as the Trustees may determine, and the Trustees shall have no responsibility for any loss which may occur by reason of the failure of the bank, trust company or other banking institution with which any such moneys or Securities have been deposited, except as provided in Section 8.2 hereof.

        SECTION 3.4. Allocations. The Trustees shall have power to determine whether moneys or other assets received by the Trust shall be charged or credited to income or capital, or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat any part or all of the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital, or to apportion the same between income and capital, to apportion the sale price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this Section 3.4 such assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital, or to apportion the same between income and capital; to provide or fail to provide reserves, including reserves for depreciation, amortization or obsolescence in respect of any Trust Property in such amounts and by such methods as they shall determine; to allocate less than all of the consideration paid for Shares of any Series to surplus with respect to the Series to which such Shares relate and to allocate the balance thereof to paid-in capital of that Series, and to reallocate such amounts from time to time; all as the Trustees may reasonably deem proper.

        SECTION 3.5. Further Powers: Limitations. The Trustees shall have power to do all such other matters and things, and to execute all such instruments, as they deem necessary, proper or desirable in order to carry out, promote or advance the interests of the Trust, although such matters or things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with the Trust Property. The Trustees may limit their right to exercise any of their powers through express restrictive provisions in the instruments evidencing or providing the terms for any Securities of the Trust or in other contractual instruments adopted on behalf of the Trust.
                                ARTICLE 4

                          TRUSTEES AND OFFICERS

        SECTION 4.1. Number. Designation, Election. Term, etc.

        (a) Initial Trustee. Upon his execution of this Agreement and Declaration of Trust dated May 10, 1995 or a counterpart hereof or some other writing in which he accepted such Trusteeship and agreed to the provisions hereof, the individual whose signature is affixed thereto as Initial Trustee became the Initial Trustee thereof.


        (b) Number. The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase (to not more than fourteen (14)) or decrease the number of Trustees to a number other than the number theretofore determined by a written instrument signed by a Majority


                                   10
(or a supermajority if required by the By-Laws) of the Trustees). No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee
pursuant to subsection (e) of this Section   4.1.
        (c) Election and Term. The Trustees shall be elected by the Shareholders of the Trust at the first meeting of Shareholders immediately prior to the initial issuance of shares of the Trust in a public offering and the term of office of any Trustees in office before such election shall terminate at the time of such election. Subject to Section 16(a) of the 1940 Act and to the preceding sentence of this subsection (c) and to any requirements specified in the By-Laws, the Trustees shall have the power to set and alter the terms of office of the Trustees, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration, to elect their own successors and, pursuant to subsection (f) of this Section 4.1, to appoint Trustees to fill vacancies; provided that Trustees shall be elected by a Majority Shareholder Vote at any such time or times as the Trustees shall determine that such action is required under
Section 16(a) of the 1940 Act or, if not so required, that such action is advisable; and further provided that, after the initial election of Trustees by the Shareholders, the term of office of any incumbent Trustee shall continue until the termination of this Trust or his earlier death, resignation, retirement, bankruptcy, adjudicated incompetency or other incapacity or removal, or if not so terminated, until the election of such Trustee's successor in office has become effective in accordance with this subsection (c).
        (d) Resignation and Retirement. Any Trustee may resign his trust or retire as a Trustee, by a written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.
        (e) Removal. Any Trustee may be removed: (i) with cause at any time by written instrument, signed by at least two thirds (2/3) of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of Shareholders holding a majority of the Shares of the Trust then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less than a majority of the Shares of the Trust then outstanding. Notwithstanding any other provisions set forth in this Declaration of Trust, this Section 4.1(e) may not be amended (either directly or indirectly through a reorganization) without the approval of (i) 80% of the Trustees then in office or (ii) by vote of Shareholders holding a majority of the Shares of the Trust then outstanding.
        (f) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including an increase in the number of Trustees, may (but need not unless required by the 1940 Act) be filled by a Majority (or a supermajority if required by the By-Laws) of the Trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment in writing of such other individual as such remaining Trustees in their discretion shall determine; provided that if there shall be no Trustees in office, such vacancy or vacancies shall be filled by Majority Shareholders Vote. Any such appointment or election shall be effective upon such individual's written acceptance of his appointment as a Trustee and his agreement to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in the number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in the number of Trustees.
                                   11
        (g) Acceptance of Trusts. Whenever any conditions to the appointment or election of any individual as a Trustee hereunder who was not, immediately prior to such appointment or election, acting as a Trustee shall have been satisfied, such individual shall become a Trustee and the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance. Such new Trustee shall accept such appointment or election in writing and agree in such writing to be bound by the provisions hereof, but the execution of such writing shall not be requisite to the effectiveness of the appointment or election of a new Trustee.

        (h) Effect of Death. Resignation, etc. No vacancy, whether resulting from the death, resignation, retirement, bankruptcy, adjudicated incompetency, incapacity, or removal of any Trustee, an increase in the number of Trustees or otherwise, shall operate to annul or terminate the Trust hereunder or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust. Until such vacancy is filled as provided in this Section 4.1, the Trustees in office (if any), regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration. Upon incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require in order to effect the purpose of this Paragraph.

        (i) Convevance. In the event of the resignation or removal of a Trustee or his otherwise ceasing to be a Trustee, such former Trustee or his legal representative shall, upon request of the continuing Trustees, execute and deliver such documents as may be required for the purpose of consummating or evidencing the conveyance to the Trust or the remaining Trustees of any Trust Property held in such former Trustee's name, but the execution and delivery of such documents shall not be requisite to the vesting of title to the Trust Property in the remaining Trustees, as provided in subsection (g) of this Section 4.1 and in Section 4.13 hereof.

        (j) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no Person ceasing to be a Trustee (nor the estate of any such Person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

        SECTION 4.2. Trustees' Meetings: Participation by Telephone. etc. Annual and special meetings may be held from time to time, in each case, upon the call of such officers as may be thereunto authorized by the By-Laws or vote of the Trustees, or by any three (3) Trustees, or pursuant to a vote of the Trustees adopted at a duly constituted meeting of the Trustees, and upon such notice as shall be provided in the By-Laws. Any such meeting may be held within or without the state of Delaware. The Trustees may act with or without a meeting, and a written consent to any matter, signed by all of the Trustees, shall be equivalent to action duly taken at a meeting of the Trustees, duly called and held. Except as otherwise provided by the 1940 Act or other applicable law, or by this Declaration of Trust or the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a Majority of the Trustees, being present), within or without Delaware. If authorized by the By-Laws, all or any one or more Trustees may participate in a meeting of the Trustees or any Committee thereof by means of conference telephone or similar means of communication by means of which all Persons participating in the meeting can hear each other, and participation in a meeting pursuant to such means of communication shall constitute presence in person at such meeting. The minutes of any meeting thus held shall be prepared in the same manner as a meeting at which all participants were present in person.

                                   12
        SECTION 4.3. Committees; Delegation. The Trustees shall have power, consistent with their ultimate responsibility to supervise the affairs of the Trust, to delegate from time to time to one or more other Committees, or to any single Trustee, the doing of such things and the execution of such deeds or other instruments, either in the name of the Trust or the names of the Trustees or as their attorney or attorneys in fact, or otherwise as the Trustees may from time to time deem expedient, and any agreement, deed, mortgage, lease or other instrument or writing executed by the Trustee or Trustees or other Person to whom such delegation was made shall be valid and binding upon the Trustees and upon the Trust.

        SECTION 4.4. Officers. The Trustees shall annually elect such officers or agents, who shall have such powers, duties and responsibilities as the Trustees may deem to be advisable, and as they shall specify by resolution or in the By-Laws. Except as may be provided in the By-Laws, any officer elected by the Trustees may be removed at any time with or without cause. Any two (2) or more offices may be held by the same individual.

        SECTION 4.5. Compensation of Trustees and Officers. The Trustees shall fix the compensation of all officers and Trustees. Without limiting the generality of any of the provisions hereof, the Trustees shall be entitled to receive reasonable compensation for their general services as such, and to fix the amount of such compensation, and to pay themselves or any one or more of themselves such compensation for special services, including legal, accounting, or other professional services, as they in good faith may deem reasonable. No Trustee or officer resigning (except where a right to receive compensation for a definite future period shall be expressly provided in a written agreement with the Trust, duly approved by the Trustees) and no Trustee or officer removed shall have any right to any compensation as such Trustee or officer for any period following his resignation or removal, or any right to damages on account of his removal, whether his compensation be by the month, or the year or otherwise.

        SECTION 4.6. Ownership of Shares and Securities of the Trust. Any Trustee, and any officer, employee or agent of the Trust, and any organization in which any such Person is interested, may acquire, own, hold and dispose of Shares of any Series and other Securities of the Trust for his or its individual account, and may exercise all rights of a holder of such Shares or Securities to the same extent and in the same manner as if such Person were not such a Trustee, officer, employee or agent of the Trust; subject, in the case of Trustees and officers, to the same limitations as directors or officers (as the case may be) of a Delaware business corporation; and the Trust may issue and sell or cause to be issued and sold and may purchase any such Shares or other Securities from any such Person or any such organization, subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or other Securities of the Trust generally.

        SECTION 4.7. Right of Trustees and Officers to Own Property or to Engage in Business; Authority of Trustees to Permit Others to Do Likewise. The Trustees, in their capacity as Trustees, and (unless otherwise specifically directed by vote of the Trustees) the officers of the Trust in their capacity as such, shall not be required to devote their entire time to the business and affairs of the Trust. Except as otherwise specifically provided by vote of the Trustees, or by agreement in any particular case, any Trustee or officer of the Trust may acquire, own, hold and dispose of, for his own individual account, any property, and acquire, own, hold, carry on and dispose of, for his own individual account, any business entity or business activity, whether similar or dissimilar to any property or business entity or business activity invested in or carried on by the Trust, and without first offering the same as an investment opportunity to the Trust, and may exercise all rights in respect thereof as if he were not a Trustee or officer of the Trust. The Trustees shall also have power, generally or in specific cases, to permit
                                   13
employees or agents of the Trust to have the same rights (or lesser rights) to acquire, hold, own and dispose of property and businesses, to carry on businesses, and to accept investment opportunities without offering them to the Trust, as the Trustees have by virtue of this Section 4.7.

        SECTION 4.8. Reliance on Experts. The Trustees and officers may consult with counsel, engineers, brokers, appraisers, auctioneers, accountants, investment bankers, securities analysts or other Persons (any of which may be a firm in which one or more of the Trustees or officers is or are members or otherwise interested) whose profession gives authority to a statement made by them on the subject in question, and who are reasonably deemed by the Trustees or officers in question to be competent, and the advice or opinion of such Persons shall be full and complete personal protection to all of the Trustees and officers in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Trustees and officers, when acting in good faith, may rely upon financial statements of the Trust represented to them to be correct by any officer of the Trust having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position of the Trust. The Trustees and officers may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

        SECTION 4.9. Surety Bonds. No Trustee, officer, employee or agent of the Trust shall, as such, be obligated to give any bond or surety or other security for the performance of any of his duties, unless required by applicable law or regulation, or unless the Trustees shall otherwise determine in any particular case.

        SECTION 4.10. Apparent Authority of Trustees and Officers. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by such officer, or to make inquiry concerning or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of such officer.

    SECTION 4.11. Other Relationships Not Prohibited. The fact that:

                (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party (as defined in Section 5.2 hereof), or of or for any parent or affiliate of any Contracting Party, or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Series, or that
                (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or to the holders of Shares of any Series; provided that, in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust, either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority
                                   14
of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

        SECTION 4.12. Payment of Trust Expenses. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, and according to any allocation to a particular Series and Class made by them pursuant to Section 6.1(f) hereof, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the business and affairs of the Trust or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Investment Adviser, Administrator, Distributor, Principal Underwriter, auditor, counsel, Custodian, Transfer Agent, Dividend Disbursing Agent, Accounting Agent, Shareholder Servicing Agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.
        SECTION 4.13. Ownership of the Trust Property. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or of any particular Series, or in the name of any other Person as nominee, on such terms as the Trustees may determine; provided that the interest of the Trust and of the respective Series therein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office of a Trustee as provided in Section 4.1(c), (d) or (e) hereof, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to Section 4.1(i) hereof.
        SECTION 4.14. By-Laws. The Trustees may adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.


                                ARTICLE 5

                DELEGATION OF MANAGERIAL RESPONSIBILITIES

        SECTION 5.1. Appointment; Action by Less than All Trustees. The Trustees shall be responsible for the general operating policy of the Trust and for the general supervision of the business of the Trust conducted by officers, agents, employees or advisers of the Trust or by independent contractors, but the Trustees shall not be required personally to conduct all the business of the Trust and, consistent with their ultimate responsibility as stated herein, the Trustees may appoint, employ or contract with one or more officers, employees and agents to conduct, manage and/or supervise the operations of the Trust, and may grant or delegate such authority to such officers, employees and/or agents as the Trustees may, in their sole discretion, deem to be necessary or desirable, without regard to whether such authority is normally granted or delegated by trustees. With respect to those matters of the operation and business of
                                   15
the Trust which they shall elect to conduct themselves, except as otherwise provided by this Declaration or the By-Laws, if any, the Trustees may authorize any single Trustee or defined group of Trustees, or any committee consisting of a number of Trustees less than the whole number of Trustees then in office without specification of the particular Trustees required to be included therein, to act for and to bind the Trust, to the same extent as the whole number of Trustees could do, either with respect to one or more particular matters or classes of matters, or generally.

        SECTION 5.2. Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time in their discretion and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals ("Contracting Party"), to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or on behalf of the Trust and/or any Series, and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below, as the Trustees may deem appropriate:
        (a) Advisory. An investment advisory or management agreement whereby the agent shall undertake to furnish the Trust (or any Series thereof) such management, investment advisory or supervisory, statistical and research facilities and services, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable, all upon such terms and conditions as the Trustees may in their discretion determine to be not inconsistent with this Declaration, the applicable provisions of the 1940 Act or any applicable provisions of the By-Laws (any such agent being herein referred to as an "Investment Adviser"). To the extent required by the 1940 Act, any such advisory or management agreement and any amendment thereto shall be subject to approval by a Majority Shareholder Vote at a meeting of the Shareholders of the Trust (or applicable Series). Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of securities of the Trust on behalf of the Trustees or may authorize any officer or employee of the Trust or any Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders of the Trust (or applicable Series) at such meeting the approval of continuance of any such investment advisory or management agreement.
        (b) Administration. An agreement whereby the agent, subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust and each Series thereof, will supervise all or any part of the operations of the Trust (or any Series thereof), and will provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust (or any Series thereof) (any such agent being herein referred to as an "Administrator").
        (c) Underwriting. An agreement providing for the sale of Shares of the Trust (or any Series thereof) to net the Trust not less than the net asset value per Share (as described in Section 6.1(l) hereof) and pursuant to which the Trust may appoint the other party to such agreement as its principal underwriter or sales agent for the distribution of such Shares. The agreement shall contain such terms and
                                   16
  conditions as the Trustees may in their discretion determine to be not inconsistent with this Declaration, the applicable provisions of the 1940 Act and any applicable provisions of the By-Laws (any such agent being herein referred to as a "Distributor" or a "Principal Underwriter," as the case may be).

        (d) Custodian. The appointment of an agent meeting the requirements for a custodian for the assets of Investment Companies contained in the 1940 Act as custodian of the Securities and cash of the Trust (or any Series thereof) and of the accounting records in connection therewith (any such agent being herein referred to as a "Custodian").

        (e) Transfer and Dividend Disbursing Agent. An agreement with an agent to maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof (any such agent being herein referred to as a "Transfer Agent"), and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends (any such agent being herein referred to as a "Dividend Disbursing Agent").

        (f) Shareholder Servicing. An agreement with an agent to provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters (any such agent being herein referred to as a "Shareholder Servicing Agent").

        (g) Accounting. An agreement with an agent to handle all or any part of the accounting responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise (any such agent being herein referred to as an "Accounting Agent").

In addition, the Trustees may from time to time cause the Trust (or any Series thereof) to enter into agreements with respect to such other services and upon such other terms and conditions as they may deem necessary, appropriate or desirable. The same Person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into subcontractual arrangements relative to any of the matters referred to in subsections (a) through (g) of this Section 5.2.

        Section 5.3. Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may adopt and amend or repeal from time to time and implement one or more plans of distribution pursuant to Rule 12b-1 of the 1940 Act which plan(s) will provide for the payment of specified marketing, distribution and shareholder relations expenses of the Trust and any or all Series and their agents and the agents of such agents.

        Section 5.4. Service Arrangements. Subject to compliance with the 1940 Act, the Trustees may adopt and amend or repeal from time to time and implement one or more service plans which plans will provide for the payment of ongoing services to holders of the shares of such Trust (or any Series thereof) and in connection with the maintenance of such shareholders' accounts.
                                   17
                                ARTICLE 6

                            SERIES AND SHARES

        SECTION 6.1. Description of Series and Shares.
        (a) General. The beneficial interest in the Trust shall be divided into Shares (either full or fractional) with $.01 par value per Share, of which an unlimited number may be issued. The Trustees shall have the authority from time to time to establish and designate one or more separate, distinct and independent Series of Shares (each of which Series shall represent interests only in the asset attributed by the Trustees to such Series), and to authorize separate Classes of Shares of the Trust (or any such Series), as they deem necessary or desirable. All Shares shall be of one class, provided that the Trustees shall have the power to classify or reclassify any unissued Shares of any Series into any number of additional Classes of such Series.
        (b) Establishment. etc. of Series and Classes; Authorization of Shares. The establishment and designation of any Series and the authorization of the Shares thereof shall be effective upon the execution by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class and the manner in which the same may be amended (a "Certificate of Designation"), and may provide that the number of Shares of such Series or Class which may be issued is unlimited, or may limit the number issuable. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) terminate such Series or Class and the establishment and designation thereof and the authorization of its Shares (a "Certificate of Termination"). Each Certificate of Designation, Certificate of Termination and any instrument amending a Certificate of Designation shall have the status of an amendment to this Declaration of Trust.
    (c) Character of Separate Series and Shares Thereof. Each Series established hereunder shall represent beneficial interests in a separate component of the assets of the Trust. Holders of Shares of a Series shall be considered Shareholders of such Series, but such Shareholders shall also be considered Shareholders of the Trust for purposes of receiving reports and notices and, except as otherwise provided herein or in the Certificate of Designation of a particular Series, or as required by the 1940 Act or other applicable law, the right to vote, all without distinction by Series. The Trustees shall have exclusive power without the requirement of Shareholder approval to establish and designate such separate and distinct Series, and to fix and determine the relative rights and preferences as between the shares of the respective Series, and as between the Classes of the Trust (or any Series thereof), as to rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the Shareholders of the several Series or the several Classes of any Series of Shares shall have separate voting rights or no voting rights. Except as otherwise provided as to a particular Series herein, or in the Certificate of Designation therefor, the Trustees shall have all the rights and powers, and be subject to all the duties and obligations, with respect to each such Series and the assets and affairs thereof as they have under this Declaration with respect to the Trust and the Trust Property in general. Separate and distinct records shall be maintained for each Series of Shares and the assets and liabilities attributable thereto.

                                   18
        (d) Consideration for Shares. The Trustees may issue Shares of the Trust (or any Series thereof) for such consideration (which may include property subject to, or acquired in connection with the assumption of, liabilities) and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and nonassessable (but may be subject to mandatory contribution back to the Trust (or applicable Series) as provided in Section 6.1(l) hereof. The Trustees may classify or reclassify any unissued Shares, or any Shares of the Trust (or any Series thereof) previously issued and reacquired by the Trust, into Shares of the Trust or one or more other Series that may be established and designated from time to time.
        (e) Assets Belonging to Series.   Any portion of the Trust Property
allocated to a particular Series, and all consideration received by the Trust for the issue or sale of Shares of such Series, together with all assets in which such consideration is invested or reinvested, all interest, dividends, income, earnings, profits and gains therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series and shall irrevocably belong to that Series for all purposes, and shall be so recorded upon the books of account of the Trust, and the Shareholders of such Series shall not have, and shall be conclusively deemed to have waived, any claims to the assets of any Series of which they are not Shareholders. Such consideration, assets, interest, dividends, income, earnings, profits, gains and proceeds, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to collectively as assets "belonging to" that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively, "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to and be part of the assets belonging to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.
        (f) Liabilities of Series. The assets belonging to each particular Series shall be charged with the liabilities in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The indebtedness, expenses, costs, charges and reserves allocated and so charged to a particular Series are herein referred to as "liabilities of" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Any creditor of any Series may look only to the assets belonging to that Series to satisfy such creditor's debt.
        (g) Dividends. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the Shareholders of that Series, from such of the income, accrued or realized, and capital gains,
                                   19
realized or unrealized, and out of the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities of that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that
Series in proportion to the number of such Shares held by such holders at the date and time of record established for the payment of such dividends or distributions, except that the dividends and distributions of investment income and capital gains with respect to each Class of Shares of a particular Series shall be in such amount as may be declared from time to time by the Trustees, and such dividends and distributions may vary as between such Classes to reflect differing allocations of the expenses of the Series between the Shareholders of such several Classes and any resultant differences between the net asset value of such several Classes to such extent and for such purposes as the Trustees may deem appropriate and further except that, in connection with any dividend or distribution program or procedure, the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, or that dividends or distributions shall be payable on Shares which have been tendered by the holder thereof for redemption or repurchase, but the redemption or repurchase proceeds of which have not yet been paid to such Shareholder. Such dividends and distributions may be made in cash, property or Shares of any Class of that Series or a combination thereof as determined by the Trustees, or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (l) of this Section 6.1.

        (h) Liquidation. In the event of the liquidation or dissolution of the Trust (or any particular Series), the Shareholders of the Trust (or that Series) shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust (or that Series) over the liabilities of such Series. The assets so distributable to the Shareholders of the Trust (or that Series) shall be distributed among such Shareholders in proportion to the number of Shares of the Trust (or that Series) held by them and recorded on the books of the Trust. The liquidation of the Trust (or any particular Series) may be authorized by vote of a Majority of the Trustees, subject to the affirmative vote of "a majority of the outstanding voting securities" of that Series, as the quoted phrase is defined in the 1940 Act, determined in accordance with clause (iii) of the definition of "Majority Shareholder Vote" in Section 1.4 hereof.

        (i) Voting. The Shareholders shall have the voting rights set forth in or determined under Article 7 hereof.

        (j) Redemption by Shareholder. Each holder of Shares of the Trust (or a particular Series thereof) shall have the right at such times as may be permitted by the Trust, but no less frequently than required by the 1940 Act, to require the Trust (or such Series) to redeem all or any part of his Shares of the Trust (or such Series) at a redemption price equal to the net asset value per Share of the Trust (or Series) next determined in accordance with subsection (l) of this Section 6.1 after the Shares are properly tendered for redemption; provided, that the Trustees may from time to time, in their discretion, determine and impose a fee for such redemption and that the proceeds of the redemption of Shares (including a fractional Share) of any Class of the Trust (or any Series thereof) shall be reduced by the amount of any applicable contingent deferred sales charge or other sales charge, if any, payable on such redemption to the distributor of Shares of such Class pursuant to the terms of

                                   20
the initial issuance of the Shares of such Class (to the extent consistent with the 1940 Act or regulations or exemptions thereunder) and the Trust shall promptly pay to such distributor the amount of such deferred sales charge. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in Securities or other assets belonging to such Series at the value of such Securities or assets used in such determination of net asset value. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of the Trust (or any Series thereof) to require the Trust to redeem Shares of the Trust (or such Series) during any period or at any time when and to the extent permissible under the 1940 Act.

        (k) Redemption at the Option of the Trust. The Trustees shall have the power to redeem Shares of the Trust (or any Series thereof) at a redemption price determined in accordance with Section 6.1(j), if at any time (i) the total investment in such account does not have a value of at least such minimum amount as may be specified in the Prospectus for the Trust (or such Series) from time to time (ii) the number of Shares held in such account is equal to or in excess of a specified percentage of Shares of the Trust or any Series as set forth from time to time in the applicable Prospectus. In the event the Trustees determine to exercise their power to redeem Shares provided in this Section 6.1(k), the Shareholder shall be notified that the value of his account is less than the applicable minimum amount and shall be allowed 30 days to make an appropriate investment before redemption is processed.

        (l) Net Asset Value. The net asset value per Share of the Trust (or any Series or Class) at any time shall be the quotient obtained by dividing the value of the net assets of the Trust (or such Series or Class) at such time (being the current value of the assets belonging to the Trust (or such Series or Class), less its then existing liabilities) by the total number of Shares of the Trust (or such Series) then outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time in accordance with the requirements of the 1940 Act. The net asset value of the several Classes of the Trust (or a particular Series) shall be separately computed, and may vary from one another. The Trustees shall establish procedures for the allocation of investment income or capital gains and expenses and liabilities of a particular Series between the several Classes of the Trust (or such Series). The Trustees may determine to maintain the net asset value per Share of the Trust or any Series or Class at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declaration of income attributable to the Trust or such Series or Class as dividends payable in additional Shares of the Trust or such Series or Class at the designated constant dollar amount and for the handling of any losses attributable to the Trust or such Series or Class. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the shares of beneficial interest account of the Trust or such Series or Class his pro rata portion of the total number of Shares required to be canceled in order to permit the net asset value per Share of the Trust or such Series or Class to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have expressly agreed, by his investment in the Trust (or any Series thereof) with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

        (m) Transfer. All Shares of the Trust and each Series shall be transferable, but transfers of Shares of the Trust or a particular Series will be recorded on the Share transfer records of the Trust

                                   21
applicable to the Trust or such Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of the Trust or such Series and at such other times as may be permitted by the Trustees.

        (n) Equality. All Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities of that Series), and each Share of any particular Series shall be equal to each other Share thereof; but the provisions of this sentence shall not restrict any distinctions between the several Classes of a Series permissible under this Section 6.1 or under Section 7. 1 hereof nor any distinctions permissible under subsection (g) of this Section 6.1 that may exist with respect to dividends and distributions on Shares of the same Series. The Trustees may from time to time divide or combine the Shares of any class of particular Series into a greater or lesser number of Shares of that class of a Series without thereby changing the proportionate beneficial interest in the assets belonging to that Series or in any way affecting the rights of the holders of Shares of any other Series.
        (o) Rights of Fractional Shares. Any fractional Share of the Trust (or any Series thereof) shall carry proportionately all the rights and obligations of a whole Share of the Trust (or such Series), including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust or of the Series to which they pertain.
        (p) Conversion Rights. (i) Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Series shall have the right to convert said Shares into Shares of one or more other Series, that holders of any Class of the Trust or a Series of Shares shall have the right to convert said Shares of such Class into Shares of one or more other Classes of the Trust or such Series, and that Shares of any Class of the Trust or a Series shall be automatically converted into Shares of another Class of the Trust or such Series, in each case in accordance with such requirements and procedures as the Trustees may establish.
             (ii) The number of Shares of into which a convertible Share shall convert shall equal the number (including for this purpose fractions of a Share) obtained by dividing the net asset value per Share for purposes of sales and redemptions of the converting Share on the Conversion Date by the net asset value per Share for purposes of sales and redemptions of the Class of Shares into which it is converting on the Conversion Date.
             (iii) On the Conversion Date, the Share converting into another share will cease to accrue dividends and will no longer be deemed outstanding and the rights of the holders thereof (except the right to receive the number of target Shares into which the converting Shares have been converted and declared but unpaid dividends to the Conversion Date) will cease. Certificates representing Shares resulting from the conversion need not be issued until certificates representing Shares converted, if issued, have been received by the Trust or its agent duly endorsed for transfer.

             (vi) The Trust will appropriately reflect the conversion of Shares of one Class of the Trust (or a Series thereof) into Shares of another Class of the Trust (or such Series) on the first periodic statements of account sent to Shareholders of record affected which provide account information with respect to a reporting period which includes the date such conversion occurred.

        SECTION 6.2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a Transfer Agent or similar agent for the Trust, which books shall be maintained

                                   22
separately for the Shares of each Series that has been authorized. Certificates evidencing the ownership of Shares need not be issued except as the Trustees may otherwise determine from time to time, and the Trustees shall have power to call outstanding Share certificates and to replace them with book entries. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any Transfer Agent or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of the Trust and, if designated, each Series thereof held from time to time by each such Shareholder.

        The holders of Shares of the Trust and, if designated, each Series thereof shall upon demand disclose to the Trustees in writing such information with respect to their direct and indirect ownership of Shares of the Trust or, if designated, such Series as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.
        SECTION 6.3. Investments in the Trust. The Trustees may accept investments in any Series of the Trust from such Persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any Distributor, Principal Underwriter, Custodian, Transfer Agent or other Person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares, whether or not conforming to such authorized terms.
        SECTION 6.4. No Preemptive Rights. No Shareholder, by virtue of holding Shares of the Trust or, if designated, any Series thereof, shall have any preemptive or other right to subscribe to any additional Shares of the Trust or such Series, or to any shares of any other Series, or any other Securities issued by the Trust.
        SECTION 6.5. Status of Shares. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. Shares shall be deemed to be personal property, giving only the rights provided herein. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Series, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Declaration of Trust.


                                ARTICLE 7

                SHAREHOLDERS' VOTING POWERS AND MEETINGS


        SECTION 7.1. Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Sections 4.1(c) and (e) hereof, (ii) with respect to the approval or termination in accordance with the 1940 Act of any contract with a Contracting Party as provided in Section 5.2 hereof as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 9.2, 9.3 and 9.4 hereof, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 9.5 hereof, (v) to the same extent as the stockholders of a Delaware business

                                   23
corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series, or the Shareholders of any of them (provided. however, that a Shareholder of a particular Series shall not in any event be entitled to maintain a derivative or class action on behalf of any other Series or the Shareholders thereof), and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any State, or as the Trustees may consider necessary or desirable. If and to the extent that the Trustees shall determine that such action is required by law or by this Declaration, they shall cause each matter required or permitted to be voted upon at a meeting or by written consent of Shareholders to be submitted to a separate vote of the outstanding Shares of each Series entitled to vote thereon; provided, that (i) when expressly required by the 1940 Act or by other law, actions of
Shareholders shall be taken by Single Class Voting of all outstanding Shares whose holders are entitled to vote thereon; and (ii) when the Trustees determine that any matter to be submitted to a vote of Shareholders affects only the rights or interests of Shareholders of one or more but not all Series or of one or more but not all Classes of the Trust or a single Series (including without limitation any distribution plan pursuant to Rule 12b-1 of the 1940 Act applicable to such Class), then only the Shareholders of the Series or Classes so affected shall be entitled to vote thereon. Any matter required to be submitted to shareholders and affecting one or more Series shall require separate approval by the required vote of Shareholders of the Trust or each affected Series; provided, however, that to the extent required by the 1940 Act, there shall be no separate Series votes on the election or removal of Trustees, the selection of auditors for the Trust and its Series or approval of any agreement or contract entered into by the Trust or any Series. Shareholders of a particular Series shall not be entitled to vote on any matter that affects only one or more other Series.
        SECTION 7.2. Number of Votes and Manner of Voting: Proxies. On each matter submitted to a vote of the Shareholders, each holder of Shares of the Trust or, if applicable, any Series shall be entitled to a number of votes equal to the number of Shares of the Trust or such Series standing in his name on the books of the Trust. There shall be no cumulative voting in the election or removal of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two (2) or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.
        SECTION 7.3. Meetings. Meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided, or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than ten percent (10%) of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of thirty (30) days after written application by Shareholders holding at least ten percent (10%) of the Shares then outstanding requesting that a
                                   24
meeting be called for any other purpose requiring action by the
Shareholders as provided herein or in the By-Laws, then Shareholders holding at least ten percent (10%) of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner
provided for herein in case of call thereof by the Trustees.   Any meetings
may be held within or without The State of Delaware. Shareholders may only act with respect to matters set forth in the notice to Shareholders.

        SECTION 7.4. Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty
(30) days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than ninety (90) days prior to the date of any meeting of
Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.
     SECTION 7.5. Quorum and Required Vote. A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. A Majority Shareholder Vote at a meeting of which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the Shares of one or more particular Series.

        SECTION 7.6. Action By Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof or of the Shares of any particular Series as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of Shareholders, to the same extent and for the same period as proxies given in connection with a Shareholders' meeting. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.
        SECTION 7.7. Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of a Delaware business corporation under the Delaware business corporation law.
        SECTION 7.8. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.


                                   25
                                ARTICLE 8

                LIMITATION OF LIABILITY: INDEMNIFICATION

        SECTION 8.1. Trustees. Shareholders. etc. Not Personally Liable; Notice. The Trustees, officers, employees and agents of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees, officers, employees or agents of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any
Series, and subject to Section     8.4 hereof, no Trustee, officer, employee
or agent of the
Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Series, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Series, that Series) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Series in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Series, and all Persons dealing with the Trust or any Series shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Series Assets of such Series, as the case may be, for the payment or performance thereof.
        The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that a Certificate of Trust in respect of the Trust is on file with the Secretary of the state of Delaware and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Series in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Series Assets of any Series to the obligations of any other Series.
        SECTION 8.2. Trustees' Good Faith Action; Expert Advice: No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or
                                   26
responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

        SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) may assume the defense against such charge and satisfy any judgment thereon or may reimburse the Shareholders for expenses, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Series of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

        SECTION 8.4. Indemnification of Trustees. Officers, etc. Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the
Trust shall indemnify (from the assets of one or more Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and
(i) the Covered Person shall

                                   27
have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

        SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office.
        SECTION 8.6. Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person or shareholder may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.
        SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.
                                ARTICLE 9
           DURATION: REORGANIZATION: INCORPORATION; AMENDMENTS
        SECTION 9.1. Duration of Trust. Unless terminated as provided herein, the Trust shall have perpetual existence.
        SECTION 9.2. Termination of Trust. The Trust may be terminated at any time by a Majority of the Trustees, subject to the favorable vote of the holders of not less than a majority of the Shares outstanding and entitled to vote of each Series of the Trust, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, or by such greater or different vote of Shareholders of any Series as may be established by the Certificate of Designation by which such Series was authorized. Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be
                                   28
determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, Securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of Section 6.1(h) hereof. After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease. Upon termination of any Series, the Trustees shall thereupon be discharged from all further liabilities and duties with respect to such Series, and the rights and interests of all Shareholders of such Series shall thereupon cease.

        SECTION 9.3. Reorganization. The Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association, corporation or other entity organized under the laws of any state of the United States, or may transfer such assets to another Series of the Trust, in exchange for cash, Shares or other Securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series), or to the extent permitted by law then in effect may merge or consolidate the Trust or any Series with any other Trust or any corporation, partnership, or association organized under the laws of any state of the United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a
Majority of the Trustees and approved by the affirmative vote of the holders of not less than a majority of the Shares outstanding and entitled to vote of each Series whose assets are affected by such transaction, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, and/or by such other vote of any Series as may be established by the Certificate of Designation with respect to such Series. Following such transfer, the Trustees shall distribute the cash, Shares or other Securities or other consideration received in such transaction (giving due effect to the assets belonging to and indebtedness of, and any other differences among, the various Series of which the assets have so been transferred) among the Shareholders of the Series of which the assets have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated. Nothing in this Section 9.3 shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations, and to sell, convey or transfer less than substantially all of the Trust Property or the assets belonging to any Series to such organizations or entities.
        SECTION 9.4. Incorporation. Upon approval by Majority Shareholder Vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization, in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares of securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interests. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporation, trusts,
                                   29
partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

        SECTION 9.5. Amendments; etc. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or the prohibition of assessment upon the Shareholders (otherwise than as permitted under Section 6.1(l)) without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of all Shareholders may be adopted at any time by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to a vote of a Majority of the Trustees) when authorized to do so by the vote in accordance with Section 7.I hereof of Shareholders holding a majority of all the Shares outstanding and entitled to vote, without regard to Series, or if said amendment adversely affects the rights of the Shareholders of less than all of the Series, by the vote of the holders of a majority of all the Shares entitled to vote of each Series so affected. Notwithstanding any other provisions set forth in this Declaration of Trust, a provision in this Declaration of Trust requiring shareholder approval of any action may be amended only with like shareholder approval.
        SECTION 9.6. Filing of Copies of Declaration and Amendments. The original or a copy of this Declaration and of each amendment hereto (including each Certificate of Designation and Certificate of Termination) shall be kept at the office of the Trust where it may be inspected by any
Shareholder.   A restated Declaration, integrating into a single instrument all of the provisions of this Declaration which are then in effect and operative, may be executed from time to time by a Majority of the Trustees and shall, upon execution, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto. A Certificate of Trust shall be filed in the office of the Secretary of State of the State of Delaware.
                               ARTICLE 10
                              MISCELLANEOUS
        SECTION 10.1. Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.
     SECTION 10.2. Governing Law. This Declaration of Trust is, with reference to the laws thereof, and the rights of all parties and the construction and effect of every provision hereof shall be, subject to and construed according to the laws of said The State of Delaware.

        SECTION 10.3. Counterparts. This Declaration of Trust and any amendment thereto may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an

                                   30
original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

        SECTION 10.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust is a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration of Trust, (e) the form of any By-Law adopted, or the identity of any officers elected, by the Trustees, (f) the existence or nonexistence of any fact or facts which in any manner relate to the affairs of the Trust, or (g) the name of the Trust or the establishment of a Series shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees, or any of them, and the successors of such Person.

        SECTION 10.5. References; Headings. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part of this Declaration or control or affect the meaning, construction or effect hereof.

        SECTION 10.6. Provisions in Conflict With Law or Regulation.     (a)
The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986 or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

        SECTION 10.7. Use of the Name "Van Kampen American Capital". Van Kampen American Capital, Inc. ("Van Kampen American Capital") has consented to the use by the Trust and by each Series and each Series thereof to the identifying words "Van Kampen" or "Van Kampen Merritt" or any combination thereof in the name of the Trust and of each Series and Series thereof. Such consent is conditioned upon the Trust's employment of Van Kampen American Capital, its successors or a subsidiary or affiliate thereof as investment adviser to the Trust and to each Series and each Series thereof. As between Van Kampen American Capital and the Trust, Van Kampen American Capital shall control the use of such name insofar as such name contains the identifying words "Van Kampen" or "Van Kampen Merritt". Van Kampen American Capital may from time to time use the identifying words "American Capital," "Van Kampen" or "Van Kampen Merritt" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Van Kampen American Capital may require the Trust or any Series or Series thereof to cease using the identifying words "Van Kampen" or "Van Kampen Merritt" in the name of the Trust or any Series or any Series thereof if the Trust or any Series or Series thereof ceases to employ Van Kampen American Capital, its successors or a subsidiary or affiliate thereof as investment adviser.
                                   31
        IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have set their hands and seal, for themselves and their assigns, unto this First Amended and Restated Agreement and Declaration of Trust of Van Kampen American Capital World Portfolio Series Trust, as of the day and year first above written.

/s/  J. MILES BRANAGAN                  /s/  RICHARD E. CARUSO
___________________________________
___________________________________
J. Miles Branagan                       Richard E. Caruso


/s/  ROGER HILSMAN                      /s/  DON G. POWELL
___________________________________
___________________________________
Roger Hilsman                           Don G. Powell
/s/  DAVID REES                         /s/  LAWRENCE J. SHEEHAN
___________________________________
___________________________________
David Rees                              Lawrence J. Sheehan


/s/  FERNANDO SISTO                     /s/  WILLIAM S. WOODSIDE
___________________________________
___________________________________
Fernando Sisto                          William S. Woodside

                                      32

                          A C K N O W L E D G M E N

T





STATE OF TEXAS   )
                 )  ss
COUNTY OF HARRIS )


                                                              June 21, 1995
                                                         _____________________
                                                         _
                                                                 (Date)


    Then personally appeared the above named individuals and each one acknowledged the foregoing instrument to be his free act and deed.

Before me,

                                               /s/  PAMELA J. McLEMORE
                                               _______________________________
                                               (Notary Public)

                                               My commission expires: 9-3-97
                                   33
                                                                     EXHIBIT
1.2
                CERTIFICATE OF AMENDMENT DATED SEPTEMBER 7, 1995
                                       TO
                      FIRST AMENDED AND RESTATED AGREEMENT
AND DECLARATION OF TRUST DATED JUNE 21, 1995
         WHEREAS, the Trustees of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust (the "Trust") have approved the amendment of the Trust's First Amended and Restated Agreement and Declaration of Trust dated June 21, 1995 ("Declaration of Trust") in accordance with
Section 9.5 thereof;
    WHEREAS, the Trustees have authorized the proper officers of the Trust, including the officer whose name appears below, to effect such amendment;

NOW, THEREFORE, the Declaration of Trust is amended as follows:


1. The first sentence of Section 4.1(b) is amended and restated in its entirety to read as follows:

                 (b) Number. The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase (to not more than fifteen (15)) or decrease the number of Trustees to a number other than the number theretofore determined by a written instrument signed by a Majority (or a supermajority if required by the By-Laws) of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority (or a supermajority if required by the By-Laws) of the Trustees).

2. Section 4.1(e) is amended and restated in its entirety to read as follows:

                 (e) Removal. Any Trustee may be removed: (i) with cause at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; or (ii) without cause at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; or (iii) by vote of shareholders holding a majority of the Shares of the Trust then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iv) by a written declaration signed by Shareholders holding not less than a majority of the Shares of the Trust then outstanding. Notwithstanding any other provisions set forth in this Declaration of Trust, this
                 Section 4.1(e)
         may not be amended (either directly or indirectly through a reorganization) without the approval of (i) two-thirds (2/3) of the Trustees then in office or (ii) by vote of Shareholders holding a majority of the Shares of the Trust then outstanding.

EXECUTED, to be effective as of September 7, 1995

                                          /s/ NORI L. GABERT
                                        _________________________
                                              Nori L. Gabert,
                                              Secretary


                                                                       EXHIBIT
2
                          VAN KAMPEN AMERICAN CAPITAL
                          WORLD PORTFOLIO SERIES
TRUST


                          AMENDED AND RESTATED
                        BYLAWS (AS AMENDED SEPTEMBER
                        7, 1995)




         VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST
                         Amended and Restated Bylaws
                        (As Amended September 7, 1995)
                                     Index

ARTICLE 1  SHAREHOLDERS AND SHAREHOLDERS' MEETINGS  . . . . . . . . . .   1

         Section 1.1.  Meetings . . . . . . . . . . . . . . . . . . . . . 1

         Section 1.2.  Presiding Officer; Secretary . . . . . . . . . . . 1

         Section 1.3.  Authority of Chairman of Meeting to Interpret
                       Declaration and Bylaws . . . . . . . . . . . . . . 1

         Section 1.4.  Voting; Quorum . . . . . . . . . . . . . . . . . . 2

         Section 1.5.  Inspectors . . . . . . . . . . . . . . . . . . . . 2

         Section 1.6   Records at Shareholder Meetings  . . . . . . . . . 2

         Section 1.7.  Shareholders Action in Writing . . . . . . . . . . 2

ARTICLE 2  TRUSTEES AND TRUSTEES' MEETINGS  . . . . . . . . . . . . . . . 2

         Section 2.1.  Number of Trustees . . . . . . . . . . . . . . . . 2

         Section 2.2.  Regular Meetings of Trustees . . . . . . . . . . . 2

         Section 2.3.  Special Meetings of Trustees . . . . . . . . . . . 3

         Section 2.4.  Notice of Meetings . . . . . . . . . . . . . . . . 3

         Section 2.5.  Quorum; Presiding Trustee  . . . . . . . . . . . . 3

         Section 2.6.  Participation by Telephone . . . . . . . . . . . . 3

         Section 2.7.  Location of Meetings . . . . . . . . . . . . . . . 3

         Section 2.8.  Actions by Trustees  . . . . . . . . . . . . . . . 3

         Section 2.9.  Rulings of Presiding Trustee . . . . . . . . . . . 4

         Section 2.10. Trustees' Action in Writing  . . . . . . . . . . . 4

         Section 2.11. Resignations . . . . . . . . . . . . . . . . . . . 4

         Section 2.12. Tenure of Trustees . . . . . . . . . . . . . . . . 4




ARTICLE 3  OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

         Section 3.1.  Officers of the Trust  . . . . . . . . . . . . . . 4

         Section 3.2.  Time and Terms of Election . . . . . . . . . . . . 5

         Section 3.3.  Resignation and Removal  . . . . . . . . . . . . . 5

         Section 3.4.  Fidelity Bond  . . . . . . . . . . . . . . . . . . 5

         Section 3.5.  President  . . . . . . . . . . . . . . . . . . . . 5

         Section 3.6.  Vice Presidents  . . . . . . . . . . . . . . . . . 5

         Section 3.7.  Treasurer and Assistant Treasurers . . . . . . . . 5

         Section 3.8.  Controller and Assistant Controllers . . . . . . . 6

         Section 3.9.  Secretary and Assistant Secretaries  . . . . . . . 6

         Section 3.10. Substitutions  . . . . . . . . . . . . . . . . . . 6

         Section 3.11. Execution of Deeds, etc. . . . . . . . . . . . . . 6

         Section 3.12. Power to Vote Securities . . . . . . . . . . . . . 6

ARTICLE 4  COMMITTEES . . . . . . . . . . . . . . . . . . . . . . . . . . 7

         Section 4.1.  Power of Trustees to Designate Committees  . . . . 7

         Section 4.2.  Rules for Conduct of Committee Affairs   . . . . . 7

         Section 4.3.  Trustees May Alter, Abolish, etc., Committees  . . 7

         Section 4.4.  Minutes; Review by Trustees  . . . . . . . . . . . 7

ARTICLE 5  SEAL     . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 6  SHARES ..........................................  . . . . . . 8

         Section 6.1.  Issuance of Shares . . . . . . . . . . . . . . . . 8

         Section 6.2.  Uncertificated Shares  . . . . . . . . . . . . . . 8

         Section 6.3.  Share Certificates . . . . . . . . . . . . . . . . 8

         Section 6.4.  Lost, Stolen, etc., Certificates   . . . . . . . . 8

ARTICLE 7  STOCK TRANSFERS  . . . . . . . . . . . . . . . . . . . . . . . 9

         Section 7.1.  Transfer Agents, Registrars, etc.  . . . . . . . . 9

         Section 7.2.  Transfer of Shares . . . . . . . . . . . . . . . . 9

         Section 7.3.  Registered Shareholders  . . . . . . . . . . . . . 9

ARTICLE 8  AMENDMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . 9

         Section 8.1.  Bylaws Subject to Amendment    . . . . . . . . . . 9

         Section 8.2.  Notice of Proposal to Amend Bylaws Required  . . . 9



           VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST

                       AMENDED AND RESTATED BYLAWS
                     (AS AMENDED SEPTEMBER 7, 1995)

         These are the Bylaws of Van Kampen American Capital World
Portfolio Series Trust, a trust with transferable shares established under the laws of The State of Delaware (the "Trust"), pursuant to an Agreement and
Declaration of Trust of the Trust (the "Declaration") made the 10th day of May, 1995, as amended, and a Certificate of Trust filed in the office of the Secretary of State pursuant to Section 3810 of The Delaware Business Trust Act, Title 12, Chapter 38 of the Delaware Code. These Bylaws have been adopted by the Trustees pursuant to the authority granted by Section 4.14 of the Declaration.

      All words and terms capitalized in these Bylaws, unless otherwise defined herein, shall have the same meanings as they have in the

Declaration.

                                ARTICLE 1

                 SHAREHOLDERS AND SHAREHOLDERS' MEETINGS





         SECTION 1.1. Meetings. A meeting of the Shareholders of the Trust shall be held whenever called by the Chairman, the President or a majority of the Trustees and whenever election of a Trustee or Trustees by Shareholders is required by the provisions of the 1940 Act. Meetings of Shareholders shall also be called by the Trustees when requested in writing by Shareholders holding at least ten percent (10%) of the Shares then outstanding for the purpose of voting upon removal of any Trustee, or if the Trustees shall fail to call or give notice of any such meeting of Shareholders for a period of thirty (30) days after such application, then Shareholders holding at least ten percent (10%) of the Shares then outstanding may call and give notice of such
meeting.   Notice of Shareholders'  meetings shall be given as provided in the Declaration.
         SECTION 1.2. Presiding Officer; Secretary. The President shall preside at each Shareholders' meeting as chairman of the meeting, or in the absence of the President, the Trustees present at the meeting shall elect one of their number as chairman of the meeting. Unless otherwise provided for by the Trustees, the Secretary of the Trust shall be the secretary of all meetings of Shareholders and shall record the minutes thereof.
         SECTION 1.3. Authority of Chairman of Meeting to Interpret Declaration and Bylaws. At any Shareholders' meeting the chairman of the meeting shall be empowered to determine the construction or interpretation of the Declaration or these Bylaws, or any part thereof or hereof, and their ruling shall be final.

         SECTION 1.4. Voting; Quorum. At each meeting of Shareholders, except as otherwise provided by the Declaration, every holder of record of Shares entitled to vote shall be entitled to a number of votes equal to the number of Shares standing in his name on the Share register of the Trust on the record date of the meeting. Shareholders may vote by proxy and the form of any such proxy may be prescribed from time to time by the Trustees. A quorum shall exist if the holders of a majority of the outstanding Shares of the Trust entitled to vote are present in person or by proxy, but any lesser number shall be sufficient for adjournments. At all meetings of the Shareholders, votes shall be taken by ballot for all matters which may be binding upon the Trustees pursuant to Section 7.1 of the Declaration. On other matters, votes of Shareholders need not be taken by ballot unless otherwise provided for by the Declaration or by vote of the Trustees, or as required by the 1940 Act, but the chairman of the meeting may in his discretion authorize any matter to be voted upon by ballot.

         SECTION 1.5. Inspectors. At any meeting of Shareholders, the chairman of the meeting may appoint one or more Inspectors of Election or Balloting to supervise the voting at such meeting or any adjournment thereof. If Inspectors are not so appointed, the chairman of the meeting may, and on the request of any Shareholder present or represented and entitled to vote shall, appoint one or more Inspectors for such purpose. Each Inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of Inspector of Election or Balloting, as the case may be, at such meeting with strict impartiality and according to the best of his ability. If appointed, Inspectors shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

         SECTION 1.6. Records at Shareholder Meetings. At each meeting of the Shareholders there shall be open for inspection the minutes of the last previous Meeting of Shareholders of the Trust and a list of the Shareholders of the Trust, certified to be true and correct by the Secretary or other proper agent of the Trust, as of the record date of the meeting or the date of closing of transfer books, as the case may be. Such list of Shareholders shall contain the name of each Shareholder. Shareholders shall have such other rights and procedures of inspection of the books and records of the Trust as are granted to shareholders of a Delaware corporation.

         SECTION 1.7. Shareholders' Action in Writing.  Nothing in this
Article 1 shall limit the power of the Shareholders to take any action by means of written instruments without a meeting, as permitted by Section 7.6 of the Declaration.

                                ARTICLE 2

                     TRUSTEES AND TRUSTEES' MEETINGS



         SECTION 2.1. Number of Trustees. The number of Trustees shall be fifteen (15), provided that such number shall be reduced upon the death, resignation or retirement of any Trustee until the number of Trustees is eight (8), unless the Trustees shall find by a majority vote that such reduction is not in the best interest of the Fund's shareholders, in which case the number of Trustees shall not be reduced and a vacancy shall be created upon such death, resignation or retirement of such Trustees.
         SECTION 2.2. Regular Meetings of Trustees. Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine; provided, that notice of such determination, and of the time and place of the first regular meeting thereafter, shall be given to each absent Trustee in accordance with Section
2.4 hereof.
         SECTION 2.3. Special Meetings of Trustees. Special meetings of the Trustees may be held at any time and at any place when called by the President or the Treasurer or by three (3) or more

Trustees, or if there shall be less than three (3) Trustees, by any Trustee; provided, that notice of the time and place thereof is given to each Trustee in accordance with Section 2.4 hereof by the Secretary or an Assistant Secretary or by the officer or the Trustees calling the meeting.

         SECTION 2.4. Notice of Meetings.   Notice of any regular or special
meeting of the Trustees shall be sufficient if given in writing to each Trustee, and if sent by mail at least five (5) days, by a nationally recognized overnight delivery service at least two (2) days or by facsimile at least twenty-four (24) hours, before the meeting, addressed to his usual or last known business or residence address, or if delivered to him in person at least twenty-four (24) hours before the meeting. Notice of a special meeting need not be given to any Trustee who was present at an earlier meeting, not more than thirty-one (31) days prior to the subsequent meeting, at which the subsequent meeting was called. Unless statute, these bylaws or a resolution of the Trustees might otherwise dictate, notice need not state the business to be transacted at or the purpose of any meeting of the Board of Trustees. Notice of a meeting may be waived by any Trustee by written waiver of notice, executed by him or her before or after the meeting, and such waiver shall be filed with the records of the meeting. Attendance by a Trustee at a meeting shall constitute a waiver of notice, except where a Trustee attends a meeting for the purpose of protesting prior thereto or at its commencement the lack of notice. No notice need be given of action proposed to be taken by unanimous written consent.

         SECTION 2.5. Quorum: Presiding Trustee. At any meeting of the Trustees, a Majority of the Trustees shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice. Unless the Trustees shall otherwise elect, generally or in a particular case, the Chairman shall be the presiding Trustee at each meeting of the Trustees or in the absence of the Chairman, the President shall preside over the meeting. In the absence of both the Chairman and the President, the Trustees present at the meeting shall elect one of their number as presiding Trustee of the meeting.

         SECTION 2.6. Participation by Telephone. One or more of the Trustees may participate in a meeting thereof or of any Committee of the Trustees by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.
         SECTION 2.7. Location of Meetings. Trustees' meetings may be held at any place, within or without the State of Delaware.

         SECTION 2.8.  Actions by Trustees.   Unless statute, the charter or
By-laws requires a greater proportion, action of a majority of the Trustees present at a meeting at which a quorum is present is action of the Board of Trustees. The results of all voting shall be recorded by the Secretary in the minute book.

         SECTION 2.9. Rulings of Presiding Trustee. All other rules of conduct adopted and used at any Trustees' meeting shall be determined by the presiding Trustee of such meeting, whose ruling on all procedural matters shall be final.

         SECTION 2.10.  Trustees' Action in Writing.  Nothing in this Article
2
shall limit the power of the Trustees to take action by means of a written instrument without a meeting, as provided in Section 4.2 of the Declaration.

         SECTION 2.11. Resignations. Any Trustee may resign at any time by written instrument signed by him and delivered to the Chairman, the President or the Secretary or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time.

         SECTION 2.12.  Tenure of Trustees.   Notwithstanding any other
provision herein to the contrary, through June 30, 1996, the term of office of each Trustee shall end at the time such Trustee reaches the age of seventy-six and one-half years (76 1/2) or seventy-four and one-half years
(74 1/2) for each person who had not been elected before January 1, 1986 as a trustee or director of any open end investment company managed by Van Kampen American Capital Asset Management, Inc. (formerly American Capital Asset Management, Inc. and, prior thereto, American General Capital Management, Inc.) and on and after July 1, 1996, the term of office of each Trustee shall end at the time such Trustee reaches the age of seventy-six and one-half years (76 1/2) or seventy-two and one-half years (72 1/2) for each person who had not been elected before January 1, 1986 as a trustee or director of any open end investment company managed by Van Kampen American Capital Asset Management, Inc.; provided that the term of office of each Trustee shall end on December 31st of the year in which such Trustee reaches the age of seventy-five years (75) for each person first elected on or after July 1, 1995 and prior to December 1, 1995 as a Trustee who was over the age of seventy-two and one half (72 1/2) and under the age of seventy-five (75) at the time of such election; and further provided that the term of office of each Trustee first elected on or after July 1, 1995 and prior to December 1, 1995 who is seventy-five years (75) of age at the time of such election shall expire as of the date such Trustees reaches the age of seventy-six years (76).

         SECTION 2.13. Chairman of the Board. The Trustees shall from time to time elect one of the Trustees to serve as Chairman of the Board of Trustees, provided that the chairman shall be a Trustee who is not an "interested person" of the Trust or the Trust's investment adviser, within the meaning of the 1940 Act.

                                ARTICLE 3

                                OFFICERS

         SECTION 3.1. Officers of the Trust. The officers of the Trust shall consist of a President, a Treasurer and a Secretary, and may include a Controller and one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries, and such other officers as the Trustees may designate. Any person may hold more than one office.

         SECTION 3.2. Time and Terms of Election.  The President, the
Treasurer
and the Secretary shall be elected by the Trustees at their first meeting and thereafter at the annual meeting of the Trustees, as provided in Section 4.2
of the Declaration.   Such officers shall hold office until the next
annual meeting of the Trustees and until their successors shall have been duly elected and qualified, and may be removed at any meeting by the
affirmative vote of a Majority of the Trustees.   All other officers of the
Trust may be elected or appointed at any meeting of the Trustees. Such officers shall hold office for any term, or indefinitely, as determined by the Trustees, and shall be subject to removal, with or without cause, at any time by the Trustees.

         SECTION 3.3. Resignation and Removal.  Any officer may resign at any
time by giving written notice to the Trustees.   Such resignation shall take
effect at the time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the office of any officer or agent becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the Trustees may choose a successor, who shall hold office for the unexpired term in respect of which such vacancy occurred. Except to the extent expressly provided in a written agreement with the Trust, no officer resigning or removed shall have any right to any compensation for any period following such resignation or removal, or any right to damage on account of such removal.

         SECTION 3.4.  Fidelity Bond.   The Trustees may,  in their
discretion,
direct any officer appointed by them to furnish at the expense of the Trust a fidelity bond approved by the Trustees, in such amount as the Trustees may prescribe.

         SECTION 3.5.  President.   The President shall be the chief
executive
officer of the Trust and, subject to the supervision of the Trustees, shall have general charge and supervision of the business, property and affairs of the Trust and such other powers and duties as the Trustees may prescribe.

         SECTION 3.6. Vice Presidents. In the absence or disability of the President, the Vice President or, if there shall be more than one, the Vice Presidents in the order of their seniority or as otherwise designated by the Trustees, shall exercise all of the powers and duties of the President. The Vice Presidents shall have the power to execute bonds, notes, mortgages and other contracts, agreements and instruments in the name of the Trust, and shall do and perform such other duties as the Trustees or the President shall direct.

         SECTION 3.7. Treasurer and Assistant Treasurers.  The Treasurer
shall
be the chief financial officer of the Trust, and shall have the custody of the Trust's funds and Securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust and shall deposit all moneys, and other valuable effects in the name and to the credit of the Trust, in such depositories as may be designated by the Trustees, taking proper vouchers for such disbursements, shall have such other duties and powers as may be prescribed from time to time by the Trustees, and shall render to the Trustees, whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Trust. If no Controller is elected, the Treasurer shall also have the duties and powers of the Controller, as provided in these Bylaws. Any Assistant Treasurer shall have such duties and powers as shall be prescribed from time to time by the Trustees or the Treasurer, and shall be responsible to and shall report to the Treasurer. In the absence or disability of the Treasurer, the Controller shall have the powers and duties of the Treasurer. If no Controller is elected, the Assistant Treasurer or, if there shall be more than one, the Assistant Treasurers in the order of their seniority or as otherwise designated by the Trustees or the Chairman, shall have the powers and duties of the Treasurer.
                                    5


         SECTION 3.8.  Controller and Assistant Controllers.   If a
Controller is elected, the Controller shall be the chief accounting officer of the Trust and shall be in charge of its books of account and accounting records and of its accounting procedures, and shall have such duties and powers as are commonly incident to the office of a controller, and such other duties and powers as may be prescribed from time to time by the Trustees.
The Controller shall be responsible to and shall report to the Trustees, but in the ordinary conduct of the Trust's business, shall be under the supervision of the Treasurer. Any Assistant Controller shall have such duties and powers as shall be prescribed from time to time by the Trustees or the Controller, and shall be responsible to and shall report to the Controller. In the absence or disability of the Controller, the Assistant Controller or, if there shall be more than one, the Assistant Controllers in the order of their seniority or as otherwise designated by the Trustees, shall have the powers and duties of the Controller.

         SECTION  3.9.  Secretary  and Assistant  Secretaries.    The
Secretary shall, if and to the extent requested by the Trustees, attend all meetings of the Trustees, any Committee of the Trustees and/or the Shareholders and record all votes and the minutes of proceedings in a book to be kept for that purpose, shall give or cause to be given notice of all meetings of the Trustees, any Committee of the Trustees, and of the Shareholders and shall perform such other duties as may be prescribed by the Trustees. The Secretary, or in his absence any Assistant Secretary, shall affix the Trust's seal to any instrument requiring it, and when so affixed, it shall be attested by the signature of the Secretary or an Assistant Secretary. The Secretary shall be the custodian of the Share records and all other books, records and papers of the Trust (other than financial) and shall see that all books, reports, statements, certificates and other documents and records required by law are properly kept and filed. In the absence or disability of the Secretary, the Assistant Secretary or, if there shall be more than one, the Assistant Secretaries in the order of their seniority or as otherwise designated by the Trustees, shall have the powers and duties of the Secretary.

         SECTION 3.10.  Substitutions.   In case of the absence or disability
of any officer of the Trust, or for any other reason that the Trustees may deem sufficient, the Trustees may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer, or to any Trustee.

         SECTION 3.11. Execution of Deeds, etc. Except as the Trustees may generally or in particular cases otherwise authorize or direct, all deeds, leases, transfers, contracts, proposals, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Trust shall be signed or endorsed on behalf of the Trust by its properly authorized officers or agents as provided in the Declaration.

         SECTION 3.12.  Power to Vote Securities.   Unless otherwise ordered
by the Trustees, the Treasurer shall have full power and authority on behalf of the Trust to give proxies for, and/or to attend and to act and to vote at, any meeting of stockholders of any corporation in which the Trust may hold stock, and at any such meeting the Treasurer or his proxy shall possess and may exercise any and all rights and powers incident to the ownership of such stock which, as the owner thereof, the Trust might have possessed and exercised if present. The Trustees, by resolution from time to time, or, in the absence thereof, the Treasurer, may confer like powers upon any other person or persons as attorneys and proxies of the Trust.
                                    6

                                ARTICLE 4

                               COMMITTEES





         SECTION 4.1. Power of Trustees to Designate Committees. The Trustees, by vote of a Majority of the Trustees, may elect from their number an Executive Committee and any other Committees and may delegate thereto some or all of their powers except those which by law, by the Declaration or by these Bylaws may not be delegated; provided, that an Executive Committee shall not be empowered to elect the President, the Treasurer or the Secretary, to amend the Bylaws, to exercise the powers of the Trustees under this Section 4.1 or under Section 4.3 hereof, or to perform any act for which the action of a Majority of the Trustees is required by law, by the Declaration or by these Bylaws. The members of any such Committee shall serve at the pleasure of the Trustees.
     SECTION 4.2. Rules for Conduct of Committee Affairs. Except as otherwise provided by the Trustees, each Committee elected or appointed pursuant to this Article 4 may adopt such standing rules and regulations for the conduct of its affairs as it may deem desirable, subject to review and approval of such rules and regulations by the Trustees at the next succeeding meeting of the Trustees, but in the absence of any such action or any contrary provisions by the Trustees, the business of each Committee shall be conducted, so far as practicable, in the same manner as provided herein and in the Declaration for the Trustees.

         SECTION 4.3. Trustees May Alter, Abolish, etc., Committees Trustees may at any time alter or abolish any Committee, change membership of any Committee, or revoke, rescind, waive or modify action of any Committee or the authority of any Committee with respect to any matter or class of matters; provided, that no such action shall impair the rights of any third parties.

         SECTION 4.4. Minutes: Review by Trustees. Any Committee to which the Trustees delegate any of their powers or duties shall keep records of its meetings and shall report its actions to the Trustees.

                                ARTICLE 5

                                  SEAL


         The seal of the Trust, if any, may be affixed to any instrument, and the seal and its attestation may be lithographed, engraved or otherwise printed on any document with the same force and effect as if had been imprinted and affixed manually in the same manner and with the same force and
effect as if done by a Delaware corporation.   Unless otherwise required by
the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

                                ARTICLE 6
                                 SHARES



         SECTION 6.1. Issuance of Shares. The Trustees may issue an unlimited number of Classes of Shares of any or all Series either in certificated or uncertificated form, they may issue certificates to the
                                    7

holders of a Class of Shares of a Series which was originally issued in uncertificated form, and if they have issued Shares of any Series in certificated form, they may at any time discontinue the issuance of Share certificates for such Series and may, by written notice to such Shareholders of such Series require the surrender of their Share certificates to the Trust for cancellation, which surrender and cancellation shall not affect the ownership of Shares for such Series.

         SECTION 6.2. Uncertificated Shares. For any Class of Shares for which the Trustees issue Shares without certificates, the Trust or the Transfer Agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such Shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of such Shares as if they had received certificates therefor and shall be held to have expressly assented and agreed to the terms hereof and of the Declaration.

         SECTION 6.3. Share Certificates. For any Class of Shares for which the Trustees shall issue Share certificates, each Shareholder of such Class shall be entitled to a certificate stating the number of Shares owned by him
in such form as shall be prescribed from time to time by the Trustees.   Such
certificate shall be signed by the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Trust. Such signatures may be facsimiles if the certificate is countersigned by a Transfer Agent, or by a Registrar, other than a Trustee, officer or employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall cease to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he were such officer at the time of its issue.

         SECTION  6.4.  Lost, Stolen, etc., Certificates.    If  any
certificate for certificated Shares shall be lost, stolen, destroyed or mutilated, the Trustees may authorize the issuance of a new certificate of the same tenor and for the same number of Shares in lieu thereof. The Trustees shall require the surrender of any mutilated certificate in respect of which a new certificate is issued, and may, in their discretion, before the issuance of a new certificate, require the owner of a lost, stolen or destroyed certificate, or the owner's legal representative, to make an affidavit or affirmation setting forth such facts as to the loss, theft or destruction as they deem necessary, and to give the Trust a bond in such reasonable sum as the Trustees direct, in order to indemnify the Trust.


                                ARTICLE 7

                           TRANSFER OF SHARES

         SECTION 7.1. Transfer Agents, Registrars, etc.  As approved in
Section 5.2(e) of the Declaration, the Trustees shall have the authority to employ and compensate such transfer agents and registrars with respect to the Shares of the Trust as the Trustees shall deem necessary or desirable. In addition, the Trustees shall have the power to employ and compensate such dividend dispersing agents, warrant agents and agents for reinvestment of dividends as they shall deem necessary or desirable. Any of such agents shall have such power and authority as is delegated to any of them by the Trustees.
         SECTION 7.2 Transfer of Shares. The Shares of the Trust shall be transferable on the books of the Trust only upon delivery to the Trustees or a transfer agent of the Trust of proper documentation as provided in Section 6.1(m) of the Declaration. The Trust, or its transfer agents, shall be authorized to
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refuse any transfer unless and until presentation of such evidence as may be reasonably required to show that the requested transfer is proper.

         SECTION 7.3 Registered Shareholders. The Trust may deem and treat the holder of record of any Shares the absolute owner thereof for all purposes and shall not be required to take any notice of any right